UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 31, 2002


                         Shire Pharmaceuticals Group plc
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                England and Wales
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          0-29630                                          98-0359573
-----------------------------                  ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code              44 1256 894 000
                                                      --------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.
------------------------------------------------------

     On July 31, 2002, Arthur Andersen ("Arthur Andersen") informed Shire Pharmaceuticals Group plc (the "Registrant") that it would no longer be able to serve as the Registrant's independent auditors, and submitted its letter of resignation to the Registrant which was accepted by the Registrant. The Board of Directors of the Registrant, upon the recommendation of its Audit Committee, subsequently engaged the services of Deloitte & Touche ("Deloitte & Touche") as the Registrant's new independent auditors. The change in auditors became effective July 31, 2002.

     The audit reports of Arthur Andersen on the consolidated financial statements of the Registrant as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's two most recent fiscal years ended December 31, 2001, and through the date of this Form 8-K, there were no disagreements between the Registrant and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's consolidated financial statements for such years.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the Registrant's two most recent fiscal years ended December 31, 2001, or through the date of this Form 8-K.

     The Registrant provided Arthur Andersen with a copy of the foregoing disclosures and requested that Arthur Andersen furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, in response to the Registrant's request, Arthur Andersen has delivered a letter to the Securities and Exchange Commission, dated July 31, 2002, a copy of which is attached as Exhibit 16.1 to this Form 8-K.

     During the Registrant's two most recent fiscal years ended December 31, 2001, and through the date of this Form 8-K, the Registrant did not consult Deloitte & Touche with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed herewith:

          16.1 Letter from Arthur Andersen regarding change in certifying accountant.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 31, 2002             SHIRE PHARMACEUTICALS GROUP PLC



                                  By:  /s/  Angus C. Russell
                                       -----------------------------------------
                                       Name:  Angus Charles Russell
                                       Title:  Group Finance Director

                                  EXHIBIT INDEX


Number   Description

16.1 Letter from Arthur Andersen regarding change in certifying accountant.

                                                                    Exhibit 16.1

31 July 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
USA


Dear Sir:

We have read the paragraphs of Item 4 included in the Form 8-K dated July 31 2002 of Shire Pharmaceuticals Group plc filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Yours faithfully,


/s/  Arthur Andersen
---------------------